UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________________________

FORM 8-K
____________________________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2024
__________________________________________________________________________________________

OPTINOSE, INC.
(Exact Name of Registrant as Specified in its Charter)
____________________________________________________________________________________________

Delaware	001-38241	42-1771610
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

777 Township Line Road, Suite 300
Yardley, Pennsylvania 19067
(Address of principal executive offices and zip code)

(267) 364-3500
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)
____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OPTN	Nasdaq Global Select Market

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 23, 2024, the Company held a special meeting of stockholders (the “Special Meeting”). Of the 150,829,507 shares of Common stock issued and outstanding and entitled to vote at the Special Meeting, 92,482,914, or approximately 61%, were present, either in person or by proxy, constituting a quorum. The following provides a summary of the votes cast for the proposal on which the Company’s stockholders voted at the Special Meeting:

Proposal 1: Approval of an amendment to the Certificate of Incorporation to effect a reverse split of the Company’s Common Stock at a ratio within a range of one-for-ten (1-for-10) to a maximum of one-for-one hundred (1-for-100), as determined by the Company’s Board of Directors (the “Board”), and with such reverse split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Stock Split Proposal”).

The Company’s stockholders approved the Reverse Stock Split Proposal. The results of the vote were as follows:

For	Against	Abstain
91,951,754	477,646	53,514

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OptiNose, Inc.
By: /s/ Anthony J. Krick
Anthony J. Krick
Chief Accounting Officer
Date: December 23, 2024